UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BIOTECHNOLOGY PORTFOLIO
CHEMICALS PORTFOLIO
COMPUTERS PORTFOLIO
FIDELITY REAL ESTATE INVESTMENT PORTFOLIO
FIDELITY TELECOM AND UTILITIES FUND
HEALTH CARE PORTFOLIO

(Name of Registrant as Specified In Its Charter)

MASSACHUSETTS COALITION TO SAVE DARFUR, INC.

(DOING BUSINESS AS:  INVESTORS AGAINST GENOCIDE)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Massachusetts Coalition to Save Darfur, Inc. (d/b/a Investors Against Genocide) distributed an electronic letter (the “Letter”) beginning on April 8, 2013, to encourage shareholders of the above-listed Registrant (“Fidelity”) to vote in favor of Proposal No. 3 included in the definitive proxy statement filed by Fidelity with the Securities and Exchange Commission dated March 15, 2013 (the “Proposal”). The text and layout of the Letter are filed as Annex 1 hereto.

Additionally, Massachusetts Coalition to Save Darfur, Inc. is filing: 1) the text and layout of Webpages updated on April 5, 2013, that encourage Fidelity shareholders to vote in favor of the Proposal, filed here as Annex 2 (http://www.investorsagainstgenocide.org/, http://www.investorsagainstgenocide.org/campaigns/fidelity/, http://www.investorsagainstgenocide.org/2013/04/fidelity-proxy-voting/); 3) the text and layout of the webpage (www.change.org/petitions/stop-investing-in-companies-tied-to-genocide) of an electronic petition (the “Petition”) that encourages the public to vote in favor of the similar proposals, first available on March 15, 2012, filed here as Annex 3.

Annexes:

Annex 1: Text and layout of the Letter of April 8, 2013.

Annex 2: Text and layout of the Webpages as of April 5, 2013.

Annex 3: Text and layout of the Petition as of April 8, 2013.

Annex 1

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Investors Against Genocide

Draw the line at genocide.
investorsagainstgenocide.org

JPMorgan Chase and Fidelity are investing in companies tied to genocide. Will you help convince them to change?



Dear Supporters,

2013 is shaping up to be a big year for genocide-free investing. Currently, shareholders of six Fidelity funds and of JPMorgan Chase have an opportunity to vote in support of the genocide-free investing (GFI) shareholder proposal. These votes must be cast before the shareholder meetings scheduled for May 14 and May 21 respectively.

In March, we had votes at two Franklin Templeton funds and at Franklin Resources, the corporate parent for Franklin Templeton funds. Every voting opportunity helps create public pressure on financial institutions to change and encourages financial institutions to avoid investments tied to genocide.

The case for GFI: Why financial institutions should avoid investments to genocide.

JPMorgan Chase and Fidelity recommend that shareholders vote against the GFI proposal, seeking to maintain their flexibility to invest in even the worst companies tied to the genocide in Sudan. Their active opposition dramatically skews the voting results, particularly with institutional shareholders and insider investors who dominate the voting and typically vote according to management's recommendations. The firms have a variety of weakly supported claims and rationalizations in their statements of opposition. However, none have offered convincing reasons why they continue to own large positions in PetroChina. PetroChina is widely recognized as the largest business partner of the government of Sudan which is currently bombing, starving, and displacing massive numbers of its own civilians.

Will you take action to convince JPMorgan Chase and Fidelity to avoid investments tied to genocide?

Send a Message

Public opinion and pressure is one of the most important factors in effecting long-term change. Sign the petition telling JPMorgan Chase, Fidelity, Franklin Resources and other financial firms to adopt a genocide-free investing policy to avoid investments like PetroChina.

Vote Your Proxy

If you own shares of **JPMorgan Chase** or any of these six Fidelity funds (**Biotechnology Portfolio, Chemicals Portfolio, Computers Portfolio, Health Care Portfolio, Real Estate Investment Portfolio, and Telecom and Utilities Fund**,) please vote your proxy in support of genocide-free investing. While the deck is stacked against average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Contact us with any questions on the voting process.

Spread the News

Public opinion is a critical factor in convincing financial institutions to avoid investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the JPMorgan and Fidelity pages to share the news about the upcoming proxy votes.

*** Take action now to end investments in genocide.**

Please contact us for any questions about ways to get involved.

Thank you for your support. Together we can draw the line at investing in genocide.

Eric, Susan, Bill, Mary and Shana
The Investors Against Genocide Team
www.investorsagainstgenocide.org

Draw the line at genocide.

Investors / Against Genocide

Investors Against Genocide is a project of the Massachusetts Coalition to Save Darfur Inc., a 501(c)(3) charitable organization.

Click to view this email in a browser You may be receiving this email because you were a supporter of the Sudan Now campaign.To unsubscribe, please reply to this message with "Unsubscribe" in the subject line.Unsubscribe Investors Against Genocide 22 Spring Street Lexington, MA 02421 US Read the VerticalResponse marketing policy

  Annex 2

Help us spread the word! Knowing is half the battle. Even if you’re not personally connected to any investments, you can help! Help us spread the word to draw the line at investing in genocide. Help us continue our work. Donate safely using PayPal Donate Email Updates Sign up below to be added to our email newsletter and updates mailing list. (You can safely unsubscribe at any time) Twitter Change the status quo on #WallStreet and draw the line at investments tied to #genocide. Take action: Facebook While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help change the status quo on Wall Street. Together we can end investments in genocide. Take Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Donate Campaigns Franklin Templeton JPMorgan Chase Fidelity Vanguard Successes TIAA-CREF American Funds T. Rowe Price Proxy win News Contact I am anIndividualFinancial FirmPension FundGovernment Official Are your investments tied to genocide? Few of us want our personal savings connected to genocide. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help us change the status quo on Wall Street. Together we can end investments in genocide. 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Send a message Public opinion and pressure is one of the most important factors in effecting long-term change. Tell JPMorgan Chase, Fidelity, Franklin Resources and other financial firms to adopt a genocide-free investing policy. Sign the petition … 2 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … 3 Spread the News Public opinion is a critical factor in convincing financial institutions to avoid investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the JPMorgan and Fidelity pages to share the news about the upcoming proxy votes ... Take Action Now Does your firm invest in companies with ties to genocide? Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan. However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Divest Since the government-sponsored genocide in Sudan continues, we advocate for investment firms to avoid or divest holdings of the four foreign oil companies that are the largest business partners with the government of Sudan. These four companies are PetroChina/CNPC, China Petroleum & Chemical Corporation/Sinopec, ONGC and Petronas. 2 Announce a GFI Policy Develop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide, now and in the future. The policy should be in line with the genocide-free investing shareholder proposal which states, “Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.” 3 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … Take Action Now Should institutional investors support investments tied to genocide? Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan. A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants. The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing. Will your institution be among those who help change the status quo? Will you draw the line at genocide? 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan’s campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 30 states have divested from Sudan Thirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … 2 Move Your Money Contact your pension plan administrator to request genocide-free investment options. Ask the plan administrator to avoid offering Sudan-related stocks and mutual funds and to offer genocide-free options. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing. 3 Support Legislation Support efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … Take Action Now Should Americans be able to make informed choices regarding investments with ties to genocide? Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people. Research shows that the vast majority of Americans want their investments to be genocide-free. Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity. 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Support Legislation Support efforts to create and pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … 2 Contact Us Contact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing. 3 Spread the News Most Americans and many government officials are unaware that U.S. financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street. Take Action Now Investors Against Genocide is... a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Help us spread the word! Knowing is half the battle. Even if you’re not personally connected to any investments, you can help! Help us spread the word to draw the line at investing in genocide. Help us continue our work. Donate safely using PayPal Donate Email Updates Sign up below to be added to our email newsletter and updates mailing list. (You can safely unsubscribe at any time) Twitter Change the status quo on #WallStreet and draw the line at investments tied to #genocide. Take action: Facebook While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help change the status quo on Wall Street. Together we can end investments in genocide. Take Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Donate Campaigns Franklin Templeton JPMorgan Chase Fidelity Vanguard Successes TIAA-CREF American Funds T. Rowe Price Proxy win News Contact IndividualI represent aFinancial FirmPension FundGovernment Official Are your investments tied to genocide? Few of us want our personal savings connected to genocide. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help us change the status quo on Wall Street. Together we can end investments in genocide. 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Send a message Public opinion and pressure is one of the most important factors in effecting long-term change. Tell JPMorgan Chase, Fidelity, Franklin Resources and other financial firms to adopt a genocide-free investing policy. Sign the petition … 2 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … 3 Spread the News Public opinion is a critical factor in convincing financial institutions to avoid investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the JPMorgan and Fidelity pages to share the news about the upcoming proxy votes ... Take Action Now Does your firm invest in companies with ties to genocide? Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan. However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Divest Since the government-sponsored genocide in Sudan continues, we advocate for investment firms to avoid or divest holdings of the four foreign oil companies that are the largest business partners with the government of Sudan. These four companies are PetroChina/CNPC, China Petroleum & Chemical Corporation/Sinopec, ONGC and Petronas. 2 Announce a GFI Policy Develop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide, now and in the future. The policy should be in line with the genocide-free investing shareholder proposal which states, “Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.” 3 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … Take Action Now Should institutional investors support investments tied to genocide? Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan. A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants. The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing. Will your institution be among those who help change the status quo? Will you draw the line at genocide? 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan’s campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 30 states have divested from Sudan Thirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … 2 Move Your Money Contact your pension plan administrator to request genocide-free investment options. Ask the plan administrator to avoid offering Sudan-related stocks and mutual funds and to offer genocide-free options. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing. 3 Support Legislation Support efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … Take Action Now Should Americans be able to make informed choices regarding investments with ties to genocide? Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people. Research shows that the vast majority of Americans want their investments to be genocide-free. Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity. 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Support Legislation Support efforts to create and pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … 2 Contact Us Contact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing. 3 Spread the News Most Americans and many government officials are unaware that U.S. financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street. Take Action Now Investors Against Genocide is... a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Help us spread the word! Knowing is half the battle. Even if you’re not personally connected to any investments, you can help! Help us spread the word to draw the line at investing in genocide. Help us continue our work. Donate safely using PayPal Donate Email Updates Sign up below to be added to our email newsletter and updates mailing list. (You can safely unsubscribe at any time) Twitter Change the status quo on #WallStreet and draw the line at investments tied to #genocide. Take action: Facebook While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help change the status quo on Wall Street. Together we can end investments in genocide. Take Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Donate Campaigns Franklin Templeton JPMorgan Chase Fidelity Vanguard Successes TIAA-CREF American Funds T. Rowe Price Proxy win News Contact IndividualFinancial FirmI manage aPension FundGovernment Official Are your investments tied to genocide? Few of us want our personal savings connected to genocide. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help us change the status quo on Wall Street. Together we can end investments in genocide. 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Send a message Public opinion and pressure is one of the most important factors in effecting long-term change. Tell JPMorgan Chase, Fidelity, Franklin Resources and other financial firms to adopt a genocide-free investing policy. Sign the petition … 2 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … 3 Spread the News Public opinion is a critical factor in convincing financial institutions to avoid investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the JPMorgan and Fidelity pages to share the news about the upcoming proxy votes ... Take Action Now Does your firm invest in companies with ties to genocide? Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others continue to invest their customers’ money in companies that help fund the ongoing genocide in Sudan. However, some mainstream financial firms are helping change the status quo on Wall Street. T. Rowe Price, American Funds and TIAA-CREF have all taken steps to align themselves with the values of their customers by avoiding investments with ties to genocide. While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Millions more have been displaced and currently live in deplorable and insecure conditions. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Divest Since the government-sponsored genocide in Sudan continues, we advocate for investment firms to avoid or divest holdings of the four foreign oil companies that are the largest business partners with the government of Sudan. These four companies are PetroChina/CNPC, China Petroleum & Chemical Corporation/Sinopec, ONGC and Petronas. 2 Announce a GFI Policy Develop and implement a public genocide-free investing policy that will guide investment decisions and enable your firm to avoid investments with ties to genocide, now and in the future. The policy should be in line with the genocide-free investing shareholder proposal which states, “Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.” 3 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … Take Action Now Should institutional investors support investments tied to genocide? Research shows that the vast majority of Americans want their investments to be genocide-free. Even so, financial firms like Franklin Templeton, JPMorgan Chase, Fidelity, Vanguard and many others invest their customers’ money in companies that help fund the ongoing genocide in Sudan. A growing number of institutional investors, from asset managers to pension funds, are changing the status quo on Wall Street by aligning themselves with the values of their participants. The Unitarian Universalist Association, AFSCME Employees Pension Plan, and many states, including California, Texas, and New York have taken steps to avoid supporting investments with ties to genocide such as divesting, changing service providers, and voting their proxies in support of genocide-free investing. Will your institution be among those who help change the status quo? Will you draw the line at genocide? 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan’s campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 30 states have divested from Sudan Thirty states plus the District of Columbia and 61 colleges and universities have divested from companies helping to fund the genocide in Sudan. Barack Obama and John McCain also divested during the 2008 presidential campaign. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Vote Your Proxy If you own shares of JPMorgan Chase or any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the JPMorgan vote and Fidelity vote … 2 Move Your Money Contact your pension plan administrator to request genocide-free investment options. Ask the plan administrator to avoid offering Sudan-related stocks and mutual funds and to offer genocide-free options. If they aren’t responsive, consider moving your money to a different service provider that supports genocide-free investing. 3 Support Legislation Support efforts to pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … Take Action Now Should Americans be able to make informed choices regarding investments with ties to genocide? Although U.S. sanctions prevent U.S. companies from operating in Sudan’s oil industry, American financial institutions have been major investors in foreign oil companies that help the repressive government of Sudan fund its campaign of genocide and crimes against humanity against its own people. Research shows that the vast majority of Americans want their investments to be genocide-free. Individual investors deserve disclosure and transparency from their financial firms to clearly provide material facts that they need to make informed choices. Support legislation to empower investors to be able to uphold their values and choose to avoid connections to genocide and crimes against humanity. 500,000 under attack now in Sudan Nearly half a million people in the South Kordofan and Blue Nile regions of Sudan currently are facing relentless aerial attacks, violent displacement, and starvation due to the Sudanese government’s ongoing military assaults. 2,500,000 killed by Khartoum regime Ongoing government-sponsored genocide in Sudan has spanned more than two decades and resulted in the death of over 2.5 million innocent civilians. Today, nearly half a million people in the South Kordofan and Blue Nile regions of Sudan face relentless attacks and millions of Darfuris remain displaced. $9 billion is invested in oil companies that help fund genocide American financial firms have invested billions of dollars in a handful of foreign oil companies, like PetroChina and Sinopec, that help fund the government of Sudan's campaign of violence. Four major financial institutions alone have nearly $9 billion of such investments. 88% of Americans want to be genocide-free Eighty-eight percent of Americans surveyed want their investments to be genocide-free. 84% of respondents say they will withdraw their investments from American companies that do business with companies that directly or indirectly support genocide. Want to help? 1 Support Legislation Support efforts to create and pass legislation that will increase transparency and disclosure by financial firms regarding investments in companies that substantially contribute to genocide or crimes against humanity. Read more … 2 Contact Us Contact Investors Against Genocide to arrange for a briefing on the issue and to learn more about how government officials can support genocide-free investing. 3 Spread the News Most Americans and many government officials are unaware that U.S. financial firms are making investments in companies tied to genocide. Help us spread the word on Capitol Hill and change the status quo on Wall Street. Take Action Now Investors Against Genocide is... a citizen-led initiative, dedicated to convincing mutual funds and other investment firms to make an ongoing commitment to genocide-free investing. Investors Against Genocide works with individuals, financial firms, pension and endowment managers and government officials to encourage investment firms to change their investing strategy to avoid investments in companies that substantially contribute to genocide or crimes against humanity. Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Help us spread the word! Knowing is half the battle. Even if you’re not personally connected to any investments, you can help! Help us spread the word to draw the line at investing in genocide. Help us continue our work. Donate safely using PayPal Donate Email Updates Sign up below to be added to our email newsletter and updates mailing list. (You can safely unsubscribe at any time) Twitter Change the status quo on #WallStreet and draw the line at investments tied to #genocide. Take action: Facebook While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help change the status quo on Wall Street. Together we can end investments in genocide. Take Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Donate Campaigns Franklin Templeton JPMorgan Chase Fidelity Vanguard Successes TIAA-CREF American Funds T. Rowe Price Proxy win News Contact Fidelity Many financial institutions invest in a handful of foreign oil companies which help to fund the government of Sudan’s deadly campaign of violence against millions of its citizens. With over a quarter billion dollar stake in both PetroChina and Sinopec, Fidelity is a large investor in two of those oil companies. Since 2006, Fidelity has actively opposed changing its policies to avoid investments tied to genocide. In 2008 and 2009, despite of Fidelity’s active opposition, shareholders of 20 Fidelity funds voted their values and demonstrated unusually strong levels of support for the genocide-free shareholder proposals with recorded votes ranging from 17% to 31% in favor of genocide-free investing. Shareholders at six Fidelity funds are now voting on our shareholder proposal on genocide-free investing for the shareholder meeting on May 14, 2013. Read more about the vote here. In February 2007, Fidelity’s stake in PetroChina reached $1.3 billion. However, in the first half of 2007, one of Fidelity’s fund managers, William Danoff, sold all of his portfolio holdings in companies with ties to genocide, amounting to about half of the total that Fidelity held at that time and nearly all of what Fidelity held on the New York stock exchange. Since then, Fidelity has continued to be a large shareholder in PetroChina and Sinopec with most shares purchased on the Hong Kong stock exchange. Since Fidelity has made no commitment regarding divestment from PetroChina and Sinopec, investors entrusting their money to Fidelity mutual funds continue to risk inadvertently investing in these companies helping to fund the genocide in Sudan. Has a genocide-free investing policy Divested from PetroChina Voted for GFI shareholder proposal Support this Campaign 1 Send a Message Public opinion and pressure is one of the most important factors in effecting long-term change. Tell Fidelity, JPMorgan Chase, Franklin Resources and other financial firms to adopt a genocide-free investing policy. Sign the petition … 2 Vote Your Proxy If you own shares of any of six Fidelity funds, please vote your proxy in support of genocide-free investing. While the deck is stacked against the will of average investors in the proxy voting process, all votes help add to the growing pressure on financial institutions. Read more about the Fidelity vote … 3 Spread the News Public opinion is a critical factor in convincing financial institutions to avoid investments tied to genocide. Help us spread the word on Facebook and Twitter. Click the facebook and twitter icons on the Fidelity page to share the news about the upcoming proxy votes … In the News Fidelity's Sudan problem CNN Money January 29th, 2007 Death by Dollars New York Times February 11th, 2007 Unitarian group drops Fidelity over Sudan Reuters May 21st, 2010 Blood Money on Wall Street Wall Street Journal July 9th, 2009 Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Help us spread the word! Knowing is half the battle. Even if you’re not personally connected to any investments, you can help! Help us spread the word to draw the line at investing in genocide. Help us continue our work. Donate safely using PayPal Donate Email Updates Sign up below to be added to our email newsletter and updates mailing list. (You can safely unsubscribe at any time) Twitter Change the status quo on #WallStreet and draw the line at investments tied to #genocide. Take action: Facebook While ethical investing may mean different things to different people, don’t you agree that financial firms should draw the line at helping to support genocide? Help change the status quo on Wall Street. Together we can end investments in genocide. Take Action Individual Financial Firm Pension Fund Government Official About About Us Genocide-free Investing Resources Donate Campaigns Franklin Templeton JPMorgan Chase Fidelity Vanguard Successes TIAA-CREF American Funds T. Rowe Price Proxy win News Contact Fidelity proxy voting April 5th, 2013 Share on linkedinShare on email Proxy voting in 2013 •Shareholder meeting for 6 Fidelity funds with voting on genocide-free investing is scheduled for May 14, 2013. •Biotechnology Portfolio (FBIOX) •Chemicals Portfolio (FSCHX) •Computers Portfolio (FDCPX) •Health Care Portfolio (FSPHX) •Real Estate Investment Portfolio (FRESX) •Telecom and Utilities (FIUIX) •Public opinion and pressure is one of the most important factors in effecting long-term change. Tell Fidelity and other financial firms to adopt a genocide-free investing policy. Sign the petition … •The resolved section of the proposal states: Shareholders request that the Board institute transparent procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. •The full text of the proposal: WHEREAS: Fidelity has released no genocide-free investing policy to prevent investments in companies that contribute to genocide. It may at any time increase such holdings or involve new mutual funds. As a result, individuals, through their mutual funds, may inadvertently invest in companies helping to fund genocide because of investment decisions made by Fidelity. We believe that: 1) Investors do not want their pensions and family savings connected to genocide. a) Reasonable people may disagree about what constitutes socially responsible investing, but few people want their savings connected to genocide. b) In the face of the most extreme human rights crises investment companies share responsibility, along with government, to act. c) In KRC Research’s 2010 study, 88% of respondents said they would like their mutual funds to be genocide-free. d) Millions of people have voted for shareholder proposals similar to this one, submitted by supporters of Investors Against Genocide, despite active management opposition. 2) This problem is particularly important to shareholders because Fidelity: a) Has, for years, been a large holder of PetroChina, which, through its closely related parent, China National Petroleum Company, is internationally recognized as the worst offender helping fund the Government of Sudan’s genocide in Darfur. b) Actively opposed earlier shareholder requests for genocide-free investing. c) Continued to buy shares of problem companies even after becoming aware of the investment’s connection to the Darfur genocide. d) Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments. 3) A policy against investments in genocide must: a) Be clear and transparent. b) Apply today and to any future genocide. c) Prevent purchasing shares of companies known to substantially contribute to genocide. d) Require corrective action for existing problem investments. If the fund holds problem companies and can effectively influence their behavior, then time-limited engagement may be appropriate. If not, the problem investments should be sold. 4) There are no sound financial, fiduciary, or legal reasons that prevent the fund from having a policy against investments in genocide, as TIAA-CREF demonstrated in 2009. a) Ample competitive investment choices exist, even with index funds. b) Avoiding a small number of problem companies need not have a significant effect on performance, as shown in Gary Brinson’s classic asset allocation study. c) Even the most conservative legal concerns can be addressed by a small change to the prospectus. d) Management can easily obtain independent assessments of problem companies and their connection to genocide. 5) Investor pressure can help influence foreign governments, as in South Africa. Similarly, divestment pressure on Talisman Energy helped end the conflict in South Sudan. RESOLVED: Shareholders request that the Board institute transparent procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. •Fidelity’s full statement of opposition: The Funds’ Board of Trustees recommends that you vote “AGAINST” this proposal. Fidelity, as investment adviser to the Fund, seeks to achieve the best investment results for the Fund consistent with the stated investment policies of the Fund. In doing so, Fidelity is obligated to limit the Fund’s investments to holdings that are lawful under the laws of the United States. The Board of Trustees has procedures in place to review Fidelity’s performance as investment adviser to the Fund, including the Fund’s compliance with all applicable laws. United States law prohibits investments in companies owned or controlled by the government of Sudan. FMR is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country. Proxy voting in 2009 •Votes on genocide-free investing were recorded for 6 Fidelity funds in 2009, with favorable votes ranging from 16.6% to 23.4%. •Details on the voting results are here. Proxy voting in 2008 •Votes on genocide-free investing were recorded for 14 Fidelity funds in 2008, with favorable votes ranging from 19.50% to 31.44%. •Details on the voting results are here. Draw the line at genocide About Genocide-free Investing About Us Campaigns Fidelity Franklin Templeton JPMorgan Chase Vanguard Successes American Funds TIAA-CREF T. Rowe Price Take Action For Individuals For Financial Firms For Pension Funds For Government Spread the word Sign up for email list Share on linkedinShare on facebookShare on twitter Contact Us Legal Notices Donate Sudan Photography courtesy of Mia Farrow Web Design by Hifinit

Annex 3

change.org k Start a petition l Browse f ^ g Login or Sign Up X [ : Sign this petition with 3,627 supporters 1,372 NEEDED g · Z · P State AL AK AZ AR CA CO CT DE DC FL GA HI ID IL IN IA KS KY LA ME MD MA MI MN MS MO MT NE NV NH NJ NM NY NC ND OH OK OR PA RI SC SD TN TX UT VT VA WA WV WI WY AS FM GU MH MP PW PR VI AA AE AP Outside U.S.? Why is this important to you? (Optional) Sign 3 Display my signature on Change.org Keep me updated on this campaign and others from Investors Against Genocide By signing, you accept Change.org's terms of service and privacy policy. Stop Investing in Companies Tied to Genocide Petitioning BlackRock 2 This petition will be delivered to: Board of Directors BlackRock Customer Service iShares Fidelity Spokesperson Vincent Loporchio Customer service Fidelity Investor Relations Franklin Templeton Franklin Templeton Corporate Media Contact Holly Gibson Chase media contact Kristin Lemkau JPMorgan media contact Darin Oduyoye JPMorgan Office of Corporate Responsibility Peter Scher Secretary, ING Investments Huey Falgout Petition by Investors Against Genocide -------------------------------------------------------------------------------- Many financial institutions invest in a handful of foreign oil companies, such as PetroChina and Sinopec, that help fund the government of Sudan’s deadly campaign of violence against millions of its citizens. BlackRock, Fidelity, Franklin Templeton, JPMorgan Chase and Vanguard are large investors in both PetroChina and Sinopec. Help us send a strong message to draw the line at genocide. You don’t have to be an investor to object. Financial companies want your business now or in the future, so your voice will matter. Sign the petition and send a message to these financial institutions: “I object to financial institutions investing in companies that help to fund genocide.” To: BlackRock, Board of Directors iShares, Customer Service Vincent Loporchio, Fidelity Spokesperson Fidelity, Customer service Franklin Templeton, Investor Relations Holly Gibson, Franklin Templeton Corporate Media Contact Kristin Lemkau, Chase media contact Darin Oduyoye, JPMorgan media contact Peter Scher, JPMorgan Office of Corporate Responsibility Huey Falgout, Secretary, ING Investments I ask that you adopt a genocide-free investing policy to avoid investments like PetroChina and Sinopec. Research has shown that 88% of Americans do not want any financial ties to companies, such as PetroChina and Sinopec, that help to support genocide. Count me as part of the overwhelming public support for genocide-free investing. Please be aware that your action in this matter will influence my opinion of your firm and my decisions regarding doing business with you. Sincerely, [Your name] -------------------------------------------------------------------------------- 2 Less q Recent signatures Dennis Day PHOENIX, OR 0m Mary Heyser YONKERS, NY 1m Janice lindquistJaniceLindquist CHICAGO, IL 2m Paul Evans TOPEKA, KS 5m summer eternity TUCSON, AZ 8m Dana Bellwether SANTA ROSA, CA 8m Jesus Carrillo EL PASO, TX 10m Supporters Reasons for signing · Most Popular · Latest Patricia L Vander Kamp VICTORVILLE, CA · 10 months ago · Liked 1 I will also remove my funds from Black Rock and my account from Chase. I will also warn my friends of these dangerous practices. We must take our rage and inform others. Pamela Clark ABQ, NM · 10 months ago · Liked 1 Genocide in unforgivable for obvious reasons, so why are you helping to support it? Griff Stone SAN DIEGO, CA · about 1 year ago · Liked 1 After learning of the Janjaweed's intimidation methods, which includes picking up babies and then bludgeoning them against trees, I am going to move my personal checking account from Chase, and my son's 529 Plan from Merril Lynch (who use Black Rock). Are you listening Jamie and Brian (First names of the CEOs for JP Morgan Chase and Bank of America, respectfully)? · · · · · · · · · · 2 -------------------------------------------------------------------------------- News Reached 3,000 signatures Request API access ^ ^ P 3 change.org g Z Empowering people everywhere to create the change they want to see. · About · Staff · Jobs B Corp We're proud to be a certified B Corp, using the power of business for social good. k Start a petition · Victories · Tips & Guides n Change.org for Organizations _ Contact us · Help · Press · Legal · Advertise Deutsch English (Australia) English (Canada) English (United Kingdom) English (India) English (United States) Español (Argentina) Español (España) Español (Latinoamérica) Français Bahasa Indonesia Italiano ??? Português (Brasil) ??????? Tagalog ??????? Türkçe In the press The New York Times CNN Bloomber Buidnessweek © 2013, Change.org Inc. All Rights Reserved. · Privacy Policy · Terms of Service · Ad Guidelines · Developers

ABOUT MASSACHUSETTS COALITION TO SAVE DARFUR, INC.

Massachusetts Coalition to Save Darfur, Inc. is a qualified tax-exempt 501(c)(3) corporation. Investors Against Genocide is staffed by volunteers and is a project of the Massachusetts Coalition to Save Darfur, Inc. The Massachusetts Coalition to Save Darfur, Inc., its officers and directors, their family members, and affiliates, taken together, own less than 10,000 shares of the Funds. The Massachusetts Coalition to Save Darfur, Inc. and its project, Investors Against Genocide, are supporting the proponents of Proposal No.3 in the May 14, 2013 special meeting of shareholders of Fidelity Select Portfolios proxy statement.

IMPORTANT INFORMATION

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES FROM SHAREHOLDERS FOR USE AT THE 2012 SPECIAL MEETING OF SHAREHOLDERS OF ING EMERGING COUNTRIES FUND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY PARTICIPATION. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE, ALONG WITH OTHER RELEVANT DOCUMENTS, AT NO CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE AT HTTP://WWW.SEC.GOV OR THE ING WEBSITE AT HTTP://WWW.PROXYVOTE.COM/ING OR BY CONTACTING ING AT 1-800-992-0180.